Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 10-K of MFA Financial, Inc. (the “Company”) for the period ended December 31, 2010 to be filed with Securities and Exchange Commission on or about the date hereof (the “Report”), I, Stewart Zimmerman, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

By:	/s/	Stewart Zimmerman	Dated:	February 11, 2011
Stewart Zimmerman
Title:		Chief Executive Officer